Exhibit 32.1
Chief Executive and Financial Officer Certification (Section 906)


                            CERTIFICATION PURSUANT TO
                             18U.S.C., SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Executive and Financial Officer of Zkid Network Company, (the "Company"), hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2005 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.


Dated November 21, 2005


                                            By: /s/ Donald Weisberg
                                               ---------------------------------
                                               Donald Weisberg
                                               Chief Executive Officer
                                               Chief Financial Officer